Branch Sale to AmericanWest Bank

JUNE 3, 2013

Forward-looking Statements

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to First PacTrust Bancorp, Inc.'s ("FPTB," "First PacTrust," the "Company," "we," "us" or "our") future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement for the sale of branches to AmericanWest Bank ("AWB") or the merger agreement for the Company's pending acquisition of The Private Bank of California ("PBOC"); (ii) the outcome of any legal proceedings that may be instituted against the Company or PBOC or AWB; (iii) the inability to complete the PBOC or the AWB transaction due to the failure to satisfy such transaction's conditions to completion, including the approval of the merger agreement by PBOC's shareholders; (iv) risks that the proposed PBOC transaction, the AWB transaction or the Company's recently completed acquisitions of Beach Business Bank and Gateway Bancorp, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of the transactions and the amount of the costs, fees, expenses and charges related to the transactions; (v) continuation or worsening of current recessionary conditions, as well as continued turmoil in the financial markets; (vi) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (vii) the quality and composition of our securities portfolio; (viii) changes in general economic conditions, either nationally or in our market areas; (ix) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (x) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (xi) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (xii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (xiii) our ability to control operating costs and expenses; (xiv) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xv) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xvi) the network and computer systems on which we depend could fail or experience a security breach; (xvii) our ability to attract and retain key members of our senior management team; (xviii) costs and effects of litigation, including settlements and judgments; (xix) increased competitive pressures among financial services companies; (xx) changes in consumer spending, borrowing and saving habits; (xxi) adverse changes in the securities markets; (xxii) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xxiii) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxiv) inability of key third-party providers to perform their obligations to us; (xxv) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxvi) war or terrorist activities; and (xxvii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in the reports and other documents that we file with or furnish to the SEC, including, without limitation, the risks described under "Item 1A Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2012. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

FIRST pactrust BANCORP, INC.

Additional Information About the Proposed Merger with The Private Bank of California

The information contained in the presentation materials includes certain information regarding the proposed merger of The Private Bank of California with and into Beach Business Bank, a wholly-owned subsidiary of First PacTrust, announced on August 22, 2012. First PacTrust and The Private Bank of California have filed a proxy statement/prospectus and other relevant documents with the SEC in connection with the proposed merger. Investors are advised to read the proxy statement/prospectus filed with the SEC in connection with the proposed merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The proxy statement/prospectus and other relevant materials, and any other documents First PacTrust has filed with the SEC, may be obtained free of charge at the SEC's website located at www.sec.gov.

First PacTrust and The Private Bank of California and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning such participants' ownership of First PacTrust voting securities will be set forth in the proxy statement/prospectus relating to the proposed merger when it becomes available. These presentation materials do not constitute an offer of any securities for sale.

Transaction Summary

Transaction	**PacTrust Bank to sell 8 branches to AmericanWest Bank** ✓ $477 million of deposits[1] ✓ Assets transferred include cash and associated real estate / fixed assets[2]
Locations Sold	**Riverside (2), Chula Vista (2), Lakewood, Temecula, El Cajon, and Clairemont/San Diego**
Deposit Premium	**2.3% of deposits transferred[3]**
Estimated Gain	**$13.5 million (pre-tax), net of transaction costs** ✓ $11.0 million deposit premium ✓ $2.5 million real estate
Estimated Cost Savings	**$7.5 million annual run-rate (pre-tax)** ✓ $5.0+ million of direct non-interest expense ✓ $2.5 million of interest expense
Targeted Closing	**October 2013**

Figures based on data as of 3/31/13.

(1) Deposit estimate as of March 31, 2013. Deposits balances at closing may vary from estimate.

(2) Potential for small amount of overdraft lines and other credit facilities associated with sold accounts.

(3) Deposit premium at a fixed percentage applied to deposit balances at closing.

FIRST pactrust BANCORP, INC.

Rationale

1. **Accelerates Alignment of Franchise with Core Business**
   - ✓ Focus on our target markets and customers
   - ✓ Transition to commercial bank model
2. **Financially Compelling**
   - ✓ Enhances efficiency and profitability
   - ✓ Meaningful step to unlock shareholder value
3. **Attractive for Employees and Broader Community**

1 Focus on Target Markets and Customers

- Focus on attractive sub-markets of Los Angeles, Orange and San Diego counties.

First PacTrust Branches Retained

Address	Location	Deposits	Year Opened
600 S. Lake Avenue	Pasadena	1,000,000	2013
1880 Century Park E	Century City	100,000,000	2012
500 Newport Center Drive	Newport Beach	50,000,000	2012
2635 Wilshire Boulevard	Santa Monica	70,000,000	2012
13031 Newport Avenue	Tustin	74,000,000	2012
7877 Ivanhoe Avenue	La Jolla	83,000,000	2011
1642 W San Marcos Boulevard	San Marcos	66,000,000	2011
650 Town Center Drive	Costa Mesa	25,000,000	2010
180 E Ocean Boulevard	Long Beach	110,000,000	2006
1230 Rosecrans Avenue	Manhattan Beach	156,000,000	2004
16840 Bernardo Center Drive	Rancho Bernardo	100,000,000	2003
23601 Moulton Parkway	Laguna Hills	80,000,000	2002

PBOC Branches Acquired

Address	Location	Deposits	Year Opened
1920 Main Street	Irvine	8,000,000	2012
7083 Hollywood Boulevard	Hollywood	47,000,000	2010
10100 Santa Monica Boulevard	Century City	471,000,000	2005

First PacTrust Branches Sold (1)

Address	Location	Deposits	Year Opened
4146 Woodruff Avenue	Lakewood	72,000,000	2002
5508 Balboa Avenue	Clairemont	107,000,000	2002
279 F Street	Chula Vista	186,000,000	2000
850 Lagoon Drive	Chula Vista	18,000,000	1995
5030 Arlington Avenue	Riverside	57,000,000	1995
27425 Ynez Road	Temecula	62,000,000	1993
350 Fletcher Parkway	El Cajon	103,000,000	1979
8200 Arlington Avenue	Riverside	18,000,000	1979

First PacTrust Branch Footprint


Los Angeles
Santa Monica
Pasadena
Anaheim
Long Beach
Irvine
Riverside
Temecula
San Diego
Oceanside
Escondido
Mission Viejo
Ontario
San Bernardino
Huntington Beach
Costa Mesa
Newport Beach
Inglewood
Redondo Beach
Thousand Oaks
Oxnard
Burbank
El Cajon
La Mesa
Chula Vista

NOTE: Current deposits as of May 29, 2013, excludes non-branch institutional and brokered deposits.
(1) Approximately $101 million of deposits in accounts with balances over $100 thousand at certain branches being sold will be moved to a nearby PacTrust branch being retained.

FIRST pactrust BANCORP, INC.

Transition to Commercial Bank Model

- Target businesses, their owners, employees, and families
- Target high balance transactional and business accounts, not lower balance CD and retail accounts

	+ PBOC (1)	– Branches Sold	= Pro Forma First PacTrust
Primary Markets	Century City, Beverly Hills, Brentwood	Riverside, South San Diego, Chula Vista	Los Angeles, Orange, San Diego
Total Deposits (millions)	$581	$477	$1,802
Premium to Deposits (2)	~ 1.50%	2.30%	-
Number of Accounts	5,505	32,447	16,525
Average Account Size	$105,491	$14,702	$109,076
Weighted Average Rate	0.24%	0.54%	0.53%
Deposits by Type			
✓ Transactional	84%	65%	71%
✓ CD	16%	35%	29%
Depositor by Type			
✓ Consumer	33%	95%	38%
✓ Business	67%	5%	62%

Data as of 3/31/13.
(1) Source: Regulatory Call report.

1 Evolution of Deposit Franchise

- Improved deposit mix and cost of funds

2010

Total Deposits: $683 million


CDs
54%
Transaction
46%

2013

Total Deposits: $1,802 million


CDs
29%
Transaction
71%

	2010	2013
Total Deposits (millions)	$683	$1,802
Cost of Deposits	0.89%	0.53%
Average Account Size	$19,048	$109,076
% Transaction	46%	71%

Source: SNL Financial.
Note: 2013 Financials pro forma for announced acquisition of The Private Bank of California. Data as of 3/31/13.

FIRST pactrust BANCORP, INC.

1 Evolution of Asset Origination Capabilities

- Strengthened and diversified lending platform

Loan Portfolio Transition

2010
Total Loans & Leases: $688


Multifamily
4%
CRE
7%
Residential
89%

2013
Total Loans & Leases: $2,002


Other
2%
Consumer
5%
Multifamily
12%
C&I/SBA
13%
CRE
17%
Residential
52%

Asset Origination Capabilities

- PacTrust Bank
  - Residential and commercial real estate lending platforms
  - Mission Hills Mortgage Bankers
- Beach Business Bank
  - C&I and SBA lending
  - The Doctor's Bank
- The Private Bank of California
  - Private banking
  - Small / middle market and entertainment-based lending

$ in Millions
Source: SNL Financial.
Note: 2013 Financials pro forma for announced acquisition of The Private Bank of California. Data as of 3/31/13.

FIRST pactrust BANCORP, INC.

2 Enhances Efficiency & Profitability

- Growing deposit franchise with increased cost efficiency

Expenses	Balance Sheet

Expenses

- $5.0+ million annual reduction in direct non-interest expense
- Approximately 50 employees, or 15% of commercial bank workforce, to be transferred
- $2.5 million annual reduction in interest expense
- Expense reduction with *de minimis* impact on revenue

Balance Sheet



Deposits
Loans
$3,000
$2,500
$2,000
$1,500
$1,000
2,758
Deposits
2,281
$474
2,177
Loans
2,285
1,915
1,699
1,726
1,306
1,347
4Q12
1Q13
2Q13P
Pro forma PBOC
Pro forma w/ Branch Sale

- Proactive management of liquidity position – removal of almost $500 million "excess"

- Material advancement toward stated 65% efficiency ratio target[1]
- Improved balance sheet efficiency while augmenting capital position

$ in Millions
Source: SNL Financial.
(1) At bank level.

FIRST pactrust BANCORP, INC.

2 Meaningful Step to Unlock Shareholder Value



$250
$225
$200
$175
$150
$125
$100
A
$153
B
$8
C
$17
D
$8
E
$46
$232
Current Tangible Book Value
Branch Sale
FMV in excess of BV (1)
DTA VA (2)
Accretable Yield (3)
Potential Tangible Book Value

A. Pro forma tangible book value for First PacTrust at close of PBOC acquisition
B. After tax capital gain from branch sale to AmericanWest Bank
C. Embedded gains in balance sheet if loans and securities marked to fair value
D. DTA valuation allowance reversal as First PacTrust achieves necessary levels of profitability
E. Accretable yield from marked to model loans presents meaningful potential benefit to capital over the 3.3 years average duration of subject loans

$ in Millions
(1) As reported Q1 2013 10Q, tax effected at 40%.
(2) As reported Q1 2013 10Q.
(3) As reported Q1 2013 10Q, tax effected at 40%.

FIRST pactrust BANCORP, INC.

3 Attractive for Employees and Community

- AmericanWest Bank is a strong, well capitalized organization that is committed to its communities
- Branches will remain open to meet customer needs
- Will retain branch staff and honor commitments related to employee benefits and tenure
- Both parties are focused on transition planning to ensure a disruption-free conversion

Appendix

FIRST pactrust BANCORP, INC.™

Deposit Franchise

- Pacific Trust Bank – $935 million with 55% in transaction accounts
- Beach Business Bank – $286 million with 87% in transaction accounts
- The Private Bank of California – $581 million with 84% transaction accounts
- Deposit base of $1.8 billion, pro forma, based in Southern California



$2,000
$1,600
$1,200
$800
$400
$0
$935
$515
$420
$286
$248
$38
$581
$491
$90
$1,802
$1,254
$548
71% Transaction
29% CD
Pacific Trust Bank
Beach Business Bank
The Private Bank of California
Combined (Pro Forma)
Transactions
CD

$ in Millions
Data as of 3/31/13 pro forma for branch sale.

FIRST pactrust BANCORP, INC.

Cost of Deposits – WAR

- Consolidated cost of deposits: 0.53%
  - Pacific Trust Bank: 0.76%
  - Beach Business Bank: 0.39%
  - The Private Bank of California: 0.24%
- Since December 31, 2010, the bank has reduced overall cost of deposits by 36 bps


0.80%
0.60%
0.40%
0.20%
0.00%
0.76%
0.39%
0.24%
0.53%
Pacific Trust Bank
Beach Business Bank
The Private Bank of California
Combined (Pro Forma)

Call Report as of 3/31/13 pro forma for branch sale.